SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 15, 2002
                                                        -----------------

                          FRANKLIN ELECTRIC CO., INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)

           INDIANA                          0-362              35-0827455
           -------                          -----              ----------
  (STATE OR OTHER JURISDICTION OF       (COMMISSION         (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)       FILE NUMBER)       IDENTIFICATION NO.)

         400 EAST SPRING STREET
           BLUFFTON, INDIANA                                  46714
           -----------------                                  -----
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                (260) 824-2900
                                --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.  Other Events
---------------------

The Board of Directors of Franklin Electric Co., Inc., an Indiana corporation (the "Registrant") approved a two-for-one stock split on February 15, 2002. The stock split will be effected in the form of a 100% stock distribution of one additional share of the Registrant's Common Stock ($.10 par value per share) for each issued share of Common Stock held of record on March 4, 2002. The additional shares will be distributed on or about March 22, 2002.

The information contained in the Registrant's press release dated February 20, 2002 with respect to the two-for-one stock split is included in Exhibit 99 to this Form 8-K and is incorporated herein by reference.




                                    SIGNATURES
                                    ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date   February 20, 2002        By  /s/ Gregg C. Sengstack
      -------------------          -----------------------
                                    Gregg C. Sengstack, Senior Vice
                                    President and Chief Financial
                                    Officer (Principal Financial
                                    and Accounting Officer)

                                                              EXHIBIT 99

ADDITIONAL EXHIBITS

Press Release
-------------


For Immediate Release                               For Further Information
                                                Refer to Gregg C. Sengstack
                                                               260/824-2900



                           FRANKLIN ELECTRIC COMPANY
                       ANNOUNCES TWO-FOR-ONE STOCK SPLIT

Bluffton, Indiana - February 20, 2002 - Franklin Electric Co., Inc. (NASDAQ:
FELE) announced that its Board of Directors approved a two-for-one stock split. The stock split will be effected in the form of a 100% stock distribution of one additional share of common stock for each issued share of common stock held of record on March 4, 2002. The additional shares will be distributed on or about March 22, 2002. On December 29, 2001, the Company had 5,334,267 shares of common stock outstanding.

William H. Lawson, Chairman, Chief Executive Officer and President, stated, "We are taking this action in response to our record earnings and stock price performance. We want to make our stock accessible to a broader range of investors, improve its marketability and enhance shareowner value. As we look forward, we are confident in the long-term growth opportunities for our company."

Franklin Electric is the world's largest manufacturer of submersible water and fueling systems motors, a leading producer of fueling systems products, and a supplier of industrial motor products and electronic controls.


                                  ########


"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Any forward looking statements contained herein involve risks and uncertainties, including but not limited to, general economic and currency conditions, various conditions specific to the Company's business and industry, market demand, competitive factors, supply constraints, technology factors, government and regulatory actions, the Company's accounting policies, future trends, and other risks which are detailed in the Company's Securities and Exchange Commission filings. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements.





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